                                                                  EXHIBIT 10.9.3

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

                     12.0% SENIOR SUBORDINATED NOTE DUE 2005

$____________                                                     July ___, 1998

         FOR VALUE RECEIVED, Odyssey HealthCare, Inc., a Delaware corporation, HNT Hospice of North Texas, Inc., a Texas corporation, Odyssey HealthCare of Birmingham, Inc., a Delaware corporation, Odyssey HealthCare of Central Indiana, Inc., a Delaware corporation, Odyssey HealthCare of Detroit, Inc., a Delaware corporation, Odyssey HealthCare of Phoenix, Inc., a Delaware corporation, Odyssey HealthCare of Milwaukee, Inc., a Delaware corporation, Odyssey HealthCare of Central Texas, Inc., a Delaware corporation, Odyssey HealthCare of Minneapolis, Inc., a Delaware corporation, Odyssey HealthCare of New Orleans, Inc., a Delaware corporation, Odyssey HealthCare of Las Vegas, Inc., a Delaware corporation, Odyssey HealthCare of Pennsylvania, Inc., a Delaware corporation, Odyssey HealthCare of North Texas, Inc., a Delaware corporation, Odyssey HealthCare of Houston, Inc., a Delaware corporation, Odyssey HealthCare of New Jersey, Inc., a Delaware corporation, Odyssey HealthCare of Georgia, Inc., a Delaware corporation and Odyssey HealthCare of Northern California, Inc., a Delaware corporation (hereinafter, together with their successors in title and assigns, called the "Borrowers" and each individually a "Borrower"), hereby jointly and severally promise to pay to ______________ or assigns (hereinafter referred to as the "Payee"), on or before March 31, 2005, the principal sum of _____________ DOLLARS ($_______________) or such part thereof as then remains unpaid, and to pay interest from the date hereof on the whole amount of said principal sum remaining from time to time unpaid at the rate of twelve percent (12.0%) per annum, such interest to be payable quarterly in arrears on the last Business Day of March, June, September and December in each year, the first such payment to be due and payable on September 30, 1998 until the whole amount of the principal hereof remaining unpaid shall become due and payable. Principal, premium, if any, and interest shall be payable in lawful money of the United States of America, in immediately available funds, by wire transfer of funds to the account or accounts designated in writing by the Payee or in such other manner as the Payee may designate from time to time in writing to the Borrowers. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. Nothing in this Note shall require the Borrowers to pay interest at a rate in excess of the maximum rate permitted by applicable law.

         If an Event of Default, as defined in the Agreement, has occurred and is continuing, from and after the date such Event of Default occurred any outstanding unpaid principal hereof and any unpaid interest thereon shall bear interest, payable on demand, at the rate of FOURTEEN PERCENT (15.0%) per annum, or such lower rate as then may be the maximum rate permitted by applicable law; provided, however, that upon the cessation or cure of such Event of Default, if no other

Event of Default is then continuing, this Note shall again bear interest at the rate of twelve percent (12.0%).

         This Note is issued pursuant to and is entitled to the benefits of a certain Senior Subordinated Note and Warrant Purchase Agreement, dated as of July ___, 1998, by and among the Borrowers, Capital Resource Lenders III, L.P. and CRP Investment Partners III, L.L.C. (as the same may be amended from time to time, referred to herein as the "Agreement"), and each holder of this Note, by his acceptance hereof, agrees to be bound by the provisions of the Agreement. The Borrowers and the Payee further acknowledge and agree that (i) this Note is subject to prepayment, in whole or in part, and to certain mandatory redemption payments, as specified in the Agreement, and (ii) in case of an Event of Default (as defined in the Agreement), the principal of this Note may become or may be declared due and payable in the manner and with the effect provided in the Agreement.

         As further provided in the Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to the transferee or transferees.

         In case any payment herein provided for shall not be paid when due, each Borrower jointly and severally promises to pay all costs of collection, including all reasonable attorney's fees.

         This Note shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts.

         Except as expressly set forth in the Agreement, each Borrower and all endorsers and guarantors of this Note hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

         IN WITNESS WHEREOF, each Borrower has executed this Note under seal as of the date first written above.

                                       ODYSSEY HEALTHCARE, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



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                                      -3-


                                       HNT HOSPICE OF NORTH TEXAS, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF BIRMINGHAM, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF CENTRAL INDIANA,
                                       INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF DETROIT, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF PHOENIX, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       ODYSSEY HEALTHCARE OF MILWAUKEE, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE, OF CENTRAL TEXAS,
                                       INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF MINNEAPOLIS, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF NEW ORLEANS, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF LAS VEGAS, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       ODYSSEY HEALTHCARE OF PENNSYLVANIA, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF NORTH TEXAS, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF HOUSTON, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF NEW JERSEY, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ODYSSEY HEALTHCARE OF GEORGIA, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       ODYSSEY HEALTHCARE OF NORTHERN
                                       CALIFORNIA, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: